EXHIBIT 10(b)

                               1996 Incentive Plan
                                       of
                       Electronic Data Systems Corporation
                         [7/21/98 amended and restated]


1. Plan. This 1996 Incentive Plan of Electronic Data Systems Corporation (the "Plan") is a continuation of the 1984 Electronic Data Systems Corporation Stock Incentive Plan (the "Existing Plan"), which was adopted by General Motors Corporation, a Delaware corporation ("General Motors"), to reward certain corporate officers and key employees of the predecessor of Electronic Data Systems Holding Corporation (to be renamed "Electronic Data Systems Corporation" upon the consummation of the Reincorporation (as hereinafter defined)), a Delaware corporation (the "Company"), and its subsidiaries by enabling them to acquire shares of Class E Common Stock, par value $.10 per share ("GM Class E Common Stock"), of General Motors. Upon the Amendment Effective Date (as hereinafter defined), the Existing Plan shall be amended and restated in its entirety as set forth herein and shall be assumed by the Company and neither General Motors nor the committee appointed by General Motors to administer the Existing Plan (the "Predecessor Committee") shall have any further rights or responsibilities hereunder.

2. Objectives. This Plan is designed to attract and retain key employees of the Company and its Subsidiaries (as hereinafter defined), to attract and retain qualified directors of the Company, to encourage the sense of proprietorship of such employees and Directors, and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards (as hereinafter defined) under this Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

3. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

          "Amendment Effective Date" has the meaning set forth in paragraph 19 hereof.

          "Annual Director Award Date" means, for each year beginning on or after the Amendment Effective Date, the first business day of the month next succeeding the date upon which the annual meeting of stockholders of the Company is held in such year.

          "Authorized Officer" means the Chairman of the Board or the Chief Executive Officer of the Company (or any other senior officer of the Company to whom either of them shall delegate the authority to execute any Award Agreement).

          "Award" means an Employee Award or a Director Award.

          "Award Agreement" means any Employee Award Agreement or Director Award Agreement.


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          "Board" means the Board of Directors of the Company.

          "Cash Award" means an award denominated in cash.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" means the Compensation and Benefits Committee of the Board or such other committee of the Board as is designated by the Board to administer the Plan.

          "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

          "Director" means an individual serving as a member of the Board.

          "Director Award" means the grant of a Director Option or Director Restricted Stock.

          "Director Award Agreement" means a written agreement between the Company and a Participant who is a Nonemployee Director setting forth the terms, conditions and limitations applicable to a Director Award.

          "Director Options" means Nonqualified Options granted to Nonemployee Directors pursuant to the applicable terms, conditions and limitations specified in paragraph 9(a) hereof.

          "Director Restricted Stock" means Common Stock granted to Nonemployee Directors pursuant to the applicable terms, conditions and limitations specified in paragraph 9(b) hereof.

          "Disability" means, with respect to a Nonemployee Director, the inability to perform the duties of a Director for a continuous period of more than three months by reason of any medically determinable physical or mental impairment.

          "Dividend Equivalents" means, with respect to shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.

          "Employee" means an employee of the Company or any of its Sub-sidiaries.

          "Employee Award" means the grant of any Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

          "Employee Award Agreement" means a written agreement between the Company and a Participant who is an Employee setting forth the terms, conditions and limitations applicable to an Employee Award.


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

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Fair Market Value" of a share of Common Stock means, as of a particular date, (i) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or (iii) if the Common Stock is not so listed or quoted but are traded in the over-the-counter market, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau Incorporated; provided, however, that, in the case of Awards made on the Amendment Effective Date, if as of such date trading in shares of Common Stock shall not have commenced on the New York Stock Exchange, the "Fair Market Value" of a share of Common Stock for purposes of such Awards shall be deemed to be equal to the average of the closing prices of a share of GM Class E Common Stock on the Amendment Effective Date and the four consecutive trading days immediately preceding such date, in each case as reported on the consolidated transaction reporting system for the New York Stock Exchange on such date.

          "Incentive Option" means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

          "Noncompetition Provisions" has the meaning set forth in paragraph 8(c) hereof.

          "Nonemployee Director" has the meaning set forth in paragraph 4(b) hereof.

          "Nonqualified Stock Option" means an Option that is not an Incentive Option.

          "Option" means a right to purchase a specified number of shares of Common Stock at a specified price.

          "Participant" means an Employee or Director to whom an Award has been made under this Plan.

          "Performance Award" means an award made pursuant to this Plan to a Participant who is an Employee that is subject to the attainment of one or more Performance Goals.

          "Performance Goal" means a standard established by the Committee, to determine in whole or in part whether a Performance Award shall be earned.


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

          "Reincorporation" means (i) the merger of Electronic Data Systems Intermediate Corporation, a Delaware corporation and direct wholly owned subsidiary of the Company, with and into the Company and (ii) the merger of Electronic Data Systems Corporation, a Texas corporation and indirect wholly owned subsidiary of the Company, with and into the Company.

          "Restricted Stock" means any Common Stock that is restricted or sub-ject to forfeiture provisions.

          "Restriction Period" means a period of time beginning as of the date upon which an Award of Restricted Stock is made pursuant to this Plan and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

          "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

          "SAR" means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified strike price (in each case, as determined by the Committee).

          "Split-Off" means the issuance or delivery of shares of Common Stock upon conversion of all of the outstanding shares of GM Class E Common Stock as a result of the merger of GM Mergeco Corporation, a Delaware corporation and indirect wholly owned subsidiary of the Company, with and into General Motors in accordance with the terms of the Merger Agreement to be entered into between General Motors and GM Mergeco Corporation.

          "Stock Award" means an award in the form of shares of Common Stock or units denominated in shares of Common Stock.

          "Subsidiary" means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing more than 50% of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns more than 50% of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

          "Transactions" has the meaning set forth in paragraph 19 hereof.

4.   Eligibility.

     (a) Employees. Key Employees eligible for Employee Awards under this Plan are those who hold positions of responsibility and whose performance, in the judgment of the


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


          Committee, can have a significant effect on the success of the Company and its Subsidiaries.

     (b) Directors. Directors eligible for Director Awards under this Plan are those who are not employees of the Company or any of its Subsidiaries ("Nonemployee Directors").

5. Common Stock Available for Awards. Subject to the provisions of paragraph 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) an aggregate of 60,000,000 shares of Common Stock (in addition to any shares that are the subject of Awards outstanding as of the Amendment Effective Date), of which an aggregate of not more than 400,000 shares shall be available for Director Awards and the remainder shall be available for Employee Awards. The number of shares of Common Stock that are the subject of Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder; provided, however, that in the case of shares of Common Stock that are the subject of Awards made under the Existing Plan prior to the Amendment Effective Date, such shares shall in no event become available for Awards hereunder at any time after such date. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

6.   Administration.

     (a) This Plan, as it applies to Participants who are Employees but not with respect to Participants who are Nonemployee Directors, shall be administered by the Committee. To the extent required in order for Employee Awards to be exempt from Section 16 of the Exchange Act by virtue of the provisions of Rule 16b-3, the Committee shall consist of at least two members of the Board who meet the requirements of the definition of "disinterested person" set forth in Rule 16b-3(c)(2)(i) promulgated under the Exchange Act.

     (b) Subject to the provisions hereof, insofar as this Plan relates to the Employee Awards, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions which are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. Insofar as this Plan relates to Employee Awards, the Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, accelerate the vesting or exercisability of an Employee Award,


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


          eliminate or make less restrictive any restrictions contained in an Employee Award, waive any restriction or other provision of this Plan or an Employee Award or otherwise amend or modify an Employee Award in any manner that is either (i) not adverse to the Participant to whom such Employee Award was granted or (ii) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Employee Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

     (c) No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

7. Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

8.   Employee Awards.

     (a) The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may be embodied in an Employee Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant to whom the Employee Award is made and by an Authorized Officer for and on behalf of the Company. Employee Awards may consist of those listed in this paragraph 8(a) hereof and may be granted singly, in combination or in tandem. Employee Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity; provided that no Option may be issued in exchange for the cancellation of an Option with a lower exercise price. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid


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


          Employee Awards shall be treated as set forth in the applicable Employee Award Agreement.

          (i) Stock Option. An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of an Incentive Option or a Nonqualified Option. The price at which shares of Common Stock may be purchased upon the exercise of an Incentive Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. The price at which shares of Common Stock may be purchased upon the exercise of a Nonqualified Option shall be not less than, but may exceed, the Fair Market Value of the Common Stock on the date of grant. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded pursuant to this Plan, including the term of any Options and the date or dates upon which they become exercisable, shall be determined by the Committee.

          (ii) Stock Appreciation Right. An Employee Award may be in the form of an SAR. The terms, conditions and limitations applicable to any SARs awarded pursuant to this Plan, including the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

         (iii) Stock Award. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any StockAwards granted pursuant to this Plan shall be determined by the Committee.

          (iv) Cash Award. An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

          (v)  Performance  Award.  Without  limiting  the  type  or  number  of
               Employee Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the elapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more of business criteria that apply to the individual, one or more business units of the Company, or the Company as a whole, and may include one or more of the following: increased revenue, net income, stock price, market share, earnings per share, return on equity, return on assets or decrease in costs. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business
               criteria).   In  interpreting   Plan  provisions   applicable


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               to Performance Goals and Performance  Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations (beta) 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

     (b)  Notwithstanding  anything to the contrary  contained in this Plan, the
          following   limitations  shall  apply  to  any  Employee  Awards  made hereunder:

           (i) no  Participant  may be  granted,  during  any  one-year  period,
               Employee   Awards   consisting   of  Options  or  SARs  that  are
               exercisable for more than 1,500,000 shares of Common Stock;

          (ii) no Participant may be granted, during any one-year period, Employee Awards consisting of shares of Common Stock or units denominated in such shares (other than any Employee Awards consisting of Options or SARs) covering or relating to more than 300,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the "Stock Based Awards Limitations"); and

         (iii) no Participant may be granted Employee Awards consisting of cash or in any other form permitted under this Plan (other than Employee Awards consisting of Options or SARs or otherwise consisting of shares of Common Stock or units denominated in such shares) in respect of any one-year period having a value determined on the date of grant in excess of $5,000,000.

     (c) Prior to the Amendment Effective Date, certain awards consisting of shares of GM Class E Common Stock or units denominated in such shares (the "Existing Stock Awards") have been made to Employees under the Existing Plan as in effect from time to time. As of the Amendment Effective Date, each Existing Stock Award shall be adjusted so that such award shall consist of or relate to a number of shares of Common Stock equal to the number of shares of GM Class E Common Stock that are the subject of such Existing Stock Award immediately prior to such date, without any alteration or enlargement of the rights of the holders thereof. Notwithstanding anything to the contrary contained in this Plan, all Existing Stock Awards that are subject to the restrictions and other provisions relating to competition by participants and related matters that are set forth in Section 10 of the Existing Plan (the "Noncompetition Provisions") shall continue to be subject to the Noncompetition Provisions after the Amendment Effective Date, as fully and to the same extent as if Section 10 of the Existing Plan were set forth herein in its entirety. The Noncompetition Provisions shall apply to all Existing Awards, but shall not apply to any Awards made after the Amendment Effective Date unless otherwise determined by the Committee.



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


9. Director Awards. Each Nonemployee Director of the Company shall be granted Director Awards in accordance with this paragraph 9 and subject to the applicable terms, conditions and limitations set forth in this Plan and the applicable Director Award Agreement. Notwithstanding anything to the contrary contained herein, Director Awards shall not be made in any year in which a sufficient number of shares of Common Stock are not available to make such Awards under this Plan.

     (a) Director Options. On the Amendment Effective Date, each Nonemployee Director shall be automatically awarded a Director Option that provides for the purchase of 1,500 shares of Common Stock. In addition, on each Annual Director Award Date, each Nonemployee Director shall automatically be granted a Director Option that provides for the purchase of 1,500 shares of Common Stock. In the event that a Nonemployee Director is elected after the Amendment Effective Date otherwise than by election at an annual meeting of stockholders of the Company, on the date of his or her election, such Nonemployee Director shall automatically be granted a Director Option that provides for the purchase of a number of shares of Common Stock (rounded up to the nearest whole number) equal to the product of (i) 1,500 and (ii) a fraction the numerator of which is the number of days between the election of such Nonemployee Director and the next scheduled Annual Director Award Date (or, if no such date has been scheduled, the first anniversary of the immediately preceding Annual Director Award Date) and the denominator of which is 365. Each Director Option shall have a term of ten years from the date of grant, notwithstanding any earlier termination of the status of the holder as a Nonemployee Director. The purchase price of each share of Common Stock subject to a Director Option shall be equal to the Fair Market Value of the Common Stock on the date of grant. All Director Options shall vest and become exercisable in increments of one-third of the total number of shares of Common Stock that are subject thereto (rounded up to the nearest whole number) on the first and second anniversaries of the date of grant and of all remaining shares of Common Stock that are subject thereto on the third anniversary of the date of grant. All unvested Director Options shall be forfeited if the Nonemployee Director resigns as a Director without the consent of a majority of the other Directors.

          In addition to the Director Options automatically awarded pursuant to the immediately preceding paragraph, a Nonemployee Director may make an annual election to receive, in lieu of all or any portion of the Director's fees he would otherwise be entitled to receive in cash during the next year (including both annual retainer and meeting fees), Director Options that provide for the purchase of a number of shares of Common Stock (rounded up to the nearest whole number) equal to the product of (x) three times (y) a fraction the numerator of which is equal to the dollar amount of fees the Nonemployee Director elects to forego in the next year in exchange for Director Options and the denominator of which is equal to the Fair Market Value of the Common Stock on the effective date of the election. Each annual election made by a Nonemployee Director pursuant to this paragraph 9(a)(i) shall take the form of a written document signed by such Nonemployee Director and filed with the Secretary of the Company, (ii) shall designate the dollar amount of the fees the Nonemployee Director elects to forego in the next year in exchange for Director Options and
          (iii) to the extent provided by the Committee in order to ensure that the Award of the Director Options is exempt from

          Section 16 by virtue of Rule 16b-3, shall be irrevocable and shall be made prior to the date as of which such Award of Director Options is to be effective. An Award of Director Options at the election of a Nonemployee Director shall be effective on the next Annual Director Award Date.

          Any Award of Director Options shall be embodied in a Director Award Agreement, which shall contain the terms, conditions and limitations set forth above and shall be signed by the Participant to whom the Director Options are granted and by an Authorized Officer for and on behalf of the Company.

     (b) Director Restricted Stock. On the Amendment Effective Date, each Nonemployee Director shall automatically be awarded 500 shares of Director Restricted Stock. In addition, on each Annual Director Award Date, each Nonemployee Director shall automatically be granted 500 shares of Director Restricted Stock. In the event that a Nonemployee Director is elected after the Amendment Effective Date otherwise than by election at an annual meeting of stockholders of the Company, on the date of his or her election, such Nonemployee Director shall automatically be granted a number of shares of Director Restricted Stock (rounded up to the nearest whole number) equal to the product of
          (i) 500 and (ii) a fraction the numerator of which is the number of days between the election of such Nonemployee Director and the next scheduled Annual Director Award Date (or, if no such date has been scheduled, the first anniversary of the immediately preceding Annual Director Award Date) and the denominator of which is 365. Shares of Director Restricted Stock awarded to a Nonemployee Director (i) shall vest in increments of one-third of the total number of shares of Director Restricted Stock (rounded up to the nearest whole number) that are the subject of such Award on the first and second anniversaries of the date of grant and all remaining shares of Director Restricted Stock that are the subject of such Award on the third anniversary of the date of grant and (ii) shall fully vest (to the extent not previously vested pursuant to clause (i) above) upon a failure to reelect the Nonemployee Director as Director, the death of the Director or the resignation of the Director by reason of Disability or at the request of a majority of the other Directors. All unvested shares of Director Restricted Stock granted to a Nonemployee Director shall be forfeited if the Nonemployee Director resigns as a Director without the consent of a majority of the other Directors. Effective May 29, 1998, under such terms and conditions as may be established by the Committee, in lieu of Restricted Stock to be automatically awarded as of an Annual Award Date, a Nonemployee
          Director may irrevocably elect to receive an equivalent amount of Phantom Stock Units under the Company's Deferred Compensation Plan for Nonemployee Directors in which event no Restricted Stock shall be automatically awarded to Nonemployee Director on such date.

          In addition to the Director Restricted Stock automatically awarded pursuant to the immediately preceding paragraph, a Nonemployee Director may make an annual election to receive, in lieu of all or any portion of the Director's fees he would otherwise be entitled to receive in cash during the next year (including both annual retainer and meeting fees), a number of shares of Director Restricted Stock (rounded up to the nearest whole number) having a Fair Market Value equal to 110% of a fraction the numerator of which is equal to the dollar amount of fees the Nonemployee Director elects to forego in the next year in exchange for Director Restricted Stock and the denominator of which is equal to the Fair Market Value of the Common Stock on the effective date of the election. Each annual election made by a Nonemployee Director pursuant to this paragraph 9(b)(i) shall take the form of a written document signed by such Nonemployee Director and filed with the Secretary of the Company, (ii) shall designate the dollar amount of the fees the Nonemployee Director elects to forego in the next year in exchange for Director Restricted Stock and (iii) to the extent provided by the Committee in order to ensure that the Award of the Director Restricted Stock is exempt from
          Section 16 by virtue of Rule 16b-3, shall be irrevocable and shall be made prior to the date as of which such Award of Director Restricted Stock is to be effective. An Award of Director Restricted Stock at the election of a Nonemployee Director shall be effective on the next Annual Director Award Date.

          Any Award of Director Restricted Stock shall be embodied in a Director Award Agreement, which shall contain the terms, conditions and limitations set forth above and shall be signed by the Participant to whom the Director Restricted Stock is granted and by an Authorized Officer for and on behalf of the Company.

10.  Payment of Awards.

     (a) General. Payment of Employee Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Employee Award is made in the form of Restricted
          Stock, the Employee Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

     (b) Deferral. With the approval of the Committee, payments in respect of Employee Awards may be deferred, either in the form of installments or a future lump sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Employee Awards in accordance with procedures established by the Committee. Any deferred payment of an Employee Award, whether elected by the Participant or specified by the Employee Award Agreement or by the Committee, may be forfeited if and to the extent that the Employee Award Agreement so provides.

     (c) Dividends and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Employee Award consisting of shares of Common Stock or units denominated in shares of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and Dividend

          Equivalents for Employee Awards consisting of shares of Common Stock or units denominated in shares of Common Stock.

     (d) Substitution of Awards. At the discretion of the Committee, a Participant who is an Employee may be offered an election to substitute an Employee Award for another Employee Award or Employee Awards of the same or different type.

11. Stock Option Exercise. The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or, if elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock or Director Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees to tender Common Stock or other Employee Awards; provided that any Common Stock that is or was the subject of an Employee Award may be so tendered only if it has been held by the Participant for six months. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Employee Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock or Director Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock or Director Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

12. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxesrequired by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Participant who is an Employee to permit the payment of taxes required by law.

13. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant, (ii) no amendment or alteration shall be effective prior to approval by the stockholders of the Company to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements and (iii) the Plan shall not be amended more than once every six months to the extent such limitation is required by Rule 16b-3(c)(2)(ii) (or any successor provision) under the Exchange Act as then in effect.

14. Assignability. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 14 shall be null and void.

15.  Adjustments.

     (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

     (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, (v) the number of shares of Common Stock covered by Director Options automatically granted pursuant to paragraph 9(a) hereof, (vi) the number of shares of Director Restricted Stock automatically granted pursuant to paragraph 9(b) hereof and (vii) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the exercise or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, (iv) the number of shares of Common Stock covered by Director Options automatically granted pursuant to paragraph 9(a) hereof, (v) the number of shares of Director Restricted Stock automatically granted pursuant to paragraph 9(b) hereof and (vi) the Stock Based Awards Limitations to give effect to such transaction shall each be proportionately adjusted by the Board to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or an assumption of previously issued Awards as part of such adjustment.

16. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention, and that if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing shares of Common Stock certificates delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

17. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

18. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

19. Effectiveness. The Existing Plan shall be amended and restated in its entirety as set forth herein as of the earliest date (the "Amendment Effective Date") upon which both the Reincorporation and the Split-Off (collectively, the "Transactions") have been consummated; provided, however, that (i) the amendment and restatement of the Existing Plan and the assumption of the Existing Plan by the Company as contemplated hereby are expressly conditioned upon the approval of this Plan by the Board of Directors and the Executive Compensation Committee of General Motors and the ratification and approval of this Plan by the Board (the "Corporate Approvals Condition") and (ii) insofar as this Plan relates to Employees and Employee Awards, the amendment and restatement of the Existing Plan and the assumption of the Existing Plan by the Company as contemplated hereby are expressly conditioned upon the ratification and approval of this Plan by (a) a majority of the voting power of the holders of common stock of General Motors of all classes, voting together as a single class in accordance with their respective voting rights and (b) a majority of the holders of Class E Common Stock, voting together as a separate class (the "Stockholder Approval Condition"). If the Transactions are not consummated prior to December 31, 1996 or if at the date upon which the Transactions are consummated the Corporate Approvals Condition shall not have been satisfied, the Existing Plan shall not be amended and restated as set forth herein and the awards granted under the Existing Plan as then in effect shall not be affected and shall continue in full force and effect in accordance with the Existing Plan as then in effect and any award agreements hereunder. If the Transactions are consummated prior to December 31, 1996 but at the date upon which the Transactions are consummated the Stockholder Approval Condition shall not have been satisfied, (a) the Existing Plan shall not be amended and restated as set forth herein and all awards granted under the Existing Plan as then in effect shall not be affected and shall continue in full force and effect in accordance with the Existing Plan as then in effect (or as the same may be amended from time to time) and any award agreements hereunder and (b) a new plan (the "Separate Director Stock Incentive Plan") shall be deemed to have been adopted by the Company and approved by General Motors as the sole stockholder of the Company, which plan shall be referred to as the "1996 Nonemployee Director Stock Incentive Plan" and shall include all of the terms and conditions set forth herein that relate to Directors and Director Awards but not the terms and conditions that relate to Employees and Employee Awards (it being understood that the Board shall be authorized to cause the Separate Director Stock Incentive Plan to be embodied in a separate document by eliminating all references to Employees and Employee Awards contained herein and making other appropriate changes to the text hereof, none of which shall result in any alteration or enlargement of the rights granted to Directors hereunder).